UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 3, 2005

CONCENTRA OPERATING CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	001-15699	75-2822620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5080 Spectrum Drive Suite 1200 - West Tower Addison, Texas	75001
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 364-8000

Not Applicable

(former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

On October 4, 2005, Concentra Operating Corporation (the “Company”) filed a Current Report on Form 8-K to report its acquisition on October 3, 2005 of all of the outstanding shares of capital stock of Beech Street Corporation (“Beech Street”), a privately-held preferred provider organization based in Lake Forest, California. Pursuant to Item 9.01 of Form 8-K, the Company indicated that it would file certain financial information no later than the date by which such information is required. This amendment is filed to provide such required financial information.

(a)	Financial statements of businesses acquired.

(i)	Included herein as Exhibit 99.1 are the unaudited Financial Statements for Beech Street as of September 30, 2005 and for the nine months ended September 30, 2005 and September 30, 2004.

(ii)	Included herein as Exhibit 99.2 are the audited Financial Statements for Beech Street as of December 31, 2004 and 2003 and for the years then ended and accompanying Report of Independent Auditors.

(iii)	Included herein as Exhibit 99.3 are the audited Financial Statements for Beech Street as of December 31, 2003 and 2002 and for the years then ended and accompanying Report of Independent Auditors.

(b)	Pro forma financial information.

The following pro forma financial information, together with accompanying summary notes, is included herein as Exhibit 99.4.

(i)	Concentra Operating Corporation unaudited pro forma consolidated balance sheet as of September 30, 2005.

(ii)	Concentra Operating Corporation unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2005.

(iii)	Concentra Operating Corporation unaudited pro forma consolidated statements of operations for the year ended December 31, 2004.

(d)	Exhibits.

99.1	Unaudited Financial Statements of Beech Street as of September 30, 2005 and for the nine months ended September 30, 2005 and 2004.

99.2	Audited Financial Statements of Beech Street as of December 31, 2004 and 2003 and for the years then ended and accompanying Report of Independent Auditors.

99.3	Audited Financial Statements of Beech Street as of December 31, 2003 and 2002 and for the years then ended and accompanying Report of Independent Auditors.

99.4	Unaudited pro forma consolidated financial statements of Concentra Operating Corporation as of September 30, 2005 and for the nine months then ended, and for the year ended December 31, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA OPERATING CORPORATION (Registrant)

By:	/s/ THOMAS E. KIRALY
Name:	Thomas E. Kiraly
Title:	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Date: December 16, 2005

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INDEX TO EXHIBITS

EXHIBIT NUMBER
99.1	Unaudited Financial Statements of Beech Street as of September 30, 2005 and for the nine months ended September 30, 2005 and 2004.

99.2	Audited Financial Statements of Beech Street as of December 31, 2004 and 2003 and for the years then ended and accompanying Report of Independent Auditors.

99.3	Audited Financial Statements of Beech Street as of December 31, 2003 and 2002 and for the years then ended and accompanying Report of Independent Auditors.

99.4	Unaudited pro forma consolidated financial statements of Concentra Operating Corporation as of September 30, 2005 and for the nine months then ended, and for the year ended December 31, 2004.

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